UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 7, 2017

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Artemis Acquisition Corp.

(Exact name of registrant as specified in its charter)

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Georgia	000-54678	81-3336488
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 1104
Jefferson, Georgia 30549

(Address of Principal Executive Offices) (Zip Code)

843-227-1050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective March 7, 2017 Artemis Acquisition Corp. (the “Company”) will no longer be using its South Carolina mailing address - Post Office Box 23854, Hilton Head, South Carolina 29925. The Company advises to use its Georgia mailing address - Post Office Box 1104, Jefferson, Georgia 30549 or its street address - 836 Monte Lane, Jefferson, Georgia 30549. Mailings may be sent to either Georgia address.

The Company also states that in September 2013 Pete Iodice entered into a Consent Order File No. 12064 with the Securities Division for the State of South Carolina. Anyone wishing to receive a copy of the Consent Order please mail your request including your return address to:

Artemis Acquisition Corporation

Post Office Box 1104

Jefferson, Georgia 30549

and the Company will forward a copy to the requesting party.

The Corporate Business remains the same. With its principle business activities being involved in the Convenience Store/Travel Center Business, Quick Serve Restaurant Operations and Real Estate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Artemis Acquisition Corp.
By:	/s/ Pete Iodice
Name: Pete Iodice Title: Vice Chairman

Date:  March 8, 2017

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